Exhibit I

Joint Filing Agreement

Each of the undersigned hereby agrees that the Schedule 13G filed herewith is filed jointly on behalf of each of them pursuant to rule 13d-1(k) under the Act.

Signature

After reasonable inquiry and to the best of all the undersigned’s knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

Date: March 29, 2005

TAMIR FISHMAN VENTURES II L.P.

By:	Tamir Fishman Ventures II, LLC,
its general partner

By:	/s/ Michael Elias
Name:	Michael Elias
Title:	Managing Member

By:	/s/ Shai Saul
Name:	Shai Saul
Title:	Managing Member

TAMIR FISHMAN VENTURES II (ISRAEL) L.P.

By:	Tamir Fishman Ventures II, LLC,
its general partner

By:	/s/ Michael Elias
Name:	Michael Elias
Title:	Managing Member

By:	/s/ Shai Saul
Name:	Shai Saul
Title:	Managing Member

TAMIR FISHMAN VENTURES II CEO FUND (U.S.) L.P.

By:	Tamir Fishman Ventures II, LLC,
its general partner

By:	/s/ Michael Elias
Name:	Michael Elias
Title:	Managing Member

By:	/s/ Shai Saul
Name:	Shai Saul
Title:	Managing Member

TAMIR FISHMAN VENTURES II CEO FUND L.P.

By:	Tamir Fishman Ventures II, LLC,
its general partner

By:	/s/ Michael Elias
Name:	Michael Elias
Title:	Managing Member

By:	/s/ Shai Saul
Name:	Shai Saul
Title:	Managing Member

TAMIR FISHMAN VENTURE CAPITAL II LTD

By:	/s/ Eldad Tamir
Name:	Eldad Tamir
Title:	Director

By:	/s/ Michael Elias
Name:	Michael Elias
Title:	Director

TAMIR FISHMAN VENTURES II (CAYMAN ISLANDS) L.P.

By:	Tamir Fishman Ventures II, LLC,
its general partner

By:	/s/ Michael Elias
Name:	Michael Elias
Title:	Managing Member

By:	/s/ Shai Saul
Name:	Shai Saul
Title:	Managing Member

TAMIR FISHMAN VENTURES II L.L.C.

By:	/s/ Michael Elias
Name:	Michael Elias
Title:	Managing Member

By:	/s/ Shai Saul
Name:	Shai Saul
Title:	Managing Member

/s/ Shai Saul
Shai Saul

/s/ Michael Elias
Michael Elias

TAMIR FISHMAN & CO., LTD.

By:	/s/ Eldad Tamir
Name:	Eldad Tamir
Title:	Co-President & CEO

By:	/s/ Danny Fishman
Name:	Danny Fishman
Title:	Co-President & CEO

/s/ Eldad Tamir
Eldad Tamir

/s/ Danny Fishman
Danny Fishman